UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

IMMUNOMEDICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12104	61-1009366
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

300 The American Road Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure.

On June 3, 2018, at the 2018 ASCO Annual Meeting held in Chicago, Illinois, Immumonedics, Inc. (the “Company”) delivered a presentation titled “Science-Based Innovation-Focused ADC Company”. The presentation is attached to this current report on Form 8-K as Exhibit 99.3 and is incorporated by reference herein.

In accordance with General Instruction B.2 on Form 8-K, the information set forth in this Item 7.01 and the presentation slides, attached to this current report on Form 8-K as Exhibit 99.3, are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Please refer to Exhibit 99.3 for a discussion of certain forward-looking statements included therein and the risk and uncertainties related thereto.

Item 8.01                                           Other Events.

On June 1, 2018, the Company issued a press release titled “Immunomedics Announces Initiation of Pivotal Study of Sacituzumab Govitecan in Patients with Locally Advanced or Metastatic Urothelial Cancer.” The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

On June 3, 2018, the Company issued a press release titled “Clovis Oncology and Immunomedics Announce Planned Clinical Collaboration to Study Combination Therapies in Metastatic Triple-Negative Breast and Urothelial Cancers.” The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

Also on June 3, 2018, the Company issued a press release titled “Immunomedics Reveals Promising Data for Sacituzumab Govitecan in Patients Heavily Pretreated for Metastatic Estrogen Receptor-Positive Breast Cancer.” The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.4 and is incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits.

(d)           The following exhibits are being filed herewith:

Exhibit No.	Exhibit
99.1

Press Release of Immunomedics, Inc., dated June 1, 2018, titled “Immunomedics Announces Initiation of Pivotal Study of Sacituzumab Govitecan in Patients with Locally Advanced or Metastatic Urothelial Cancer”

99.2

Press Release of Immunomedics, Inc., dated June 3, 2018, titled “Clovis Oncology and Immunomedics Announce Planned Clinical Collaboration to Study Combination Therapies in Metastatic Triple-Negative Breast and Urothelial Cancers”

99.3	Immunomedics, Inc. Presentation, dated June 3, 2018
99.4

Press Release of Immunomedics, Inc., dated June 3, 2018, titled “Immunomedics Reveals Promising Data for Sacituzumab Govitecan in Patients Heavily Pretreated for Metastatic Estrogen Receptor-Positive Breast Cancer”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

Date: June 4, 2018	By:	/s/ Michael R. Garone
Name: Michael R. Garone
Title: Vice President, Finance and Chief Financial Officer